UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of July 1, 2026, ISQ Open Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company to investors for cash or for services rendered by the independent directors of the Boards of Directors of the Company (the “Board”):

Class	Number of Shares Sold*	Aggregate Net Consideration*
Series I
F-STE Shares	69,560	$2,226,000
F-DTE Shares	-	-
F-ITE Shares	10,119	326,000
F-JTE Shares	-	-
STE Shares	-	-
DTE Shares	-	-
ITE Shares	-	-
JTE Shares	25,595	820,000
ETE Shares	-	-
Series II(1)
F-S Shares	294,758	9,460,000
F-I Shares	28,677	925,000
F-J Shares	-	-
I Shares	3,243	80,000
J Shares	94,542	2,342,000
E Shares	2,597	87,500

(1)	Only reflects share classes outstanding as of July 1, 2026 held by third parties.

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate net consideration of $16,266,500 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Asset Acquisitions

In July 2026, the Company acquired one new asset for its portfolio: an equity investment in Subterra Energy Parent, LLC, a natural gas storage platform, providing firm storage services to customers to inject and withdraw natural gas as well as a variety of optimization services such as park-and-loan arrangements.

Transactional Net Asset Value

On July 30, 2026, the operating manager of the Company determined the Transactional Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of June 30, 2026 ($ in thousands, except shares and per share data):

Class	Monthly Transactional Net Asset Value*	Number of Shares Outstanding*	Transactional Net Asset Value per Share as of June 30, 2026
Series I
F-STE Shares	$39,229	1,225,853	$32.00
F-DTE Shares	12,918	405,809	31.83
F-ITE Shares	4,970	154,274	32.22
F-JTE Shares	23,894	749,143	31.89
STE Shares	3	110	31.58
DTE Shares	3	110	31.71
ITE Shares	4	110	31.77
JTE Shares	2,770	86,453	32.04
ETE Shares	3	81	32.95
Series II(1)
F-S Shares	65,361	2,036,534	32.09
F-I Shares	26,926	834,780	32.26
F-J Shares	135,884	4,252,998	31.95
I Shares	321	13,000	24.67
J Shares	4,643	187,443	24.77
E Shares	15,717	466,420	33.70

*	Share and dollar amounts rounded to the nearest whole number.

(1)	Only reflects share classes outstanding as of July 1, 2026 held by third parties.

For additional information, please see details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Net Asset Value as of June 30, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: August 5, 2026

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